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                                                                   EXHIBIT 10.14

                                    EXHIBIT B

NEITHER THIS WARRANT NOR THE SHARES OF WARRANT STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED AND THE SHARES OF WARRANT STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY ISSUING THIS WARRANT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

Warrant No. 2003-_______                                         ______________

                          CENTERGISTIC SOLUTIONS, INC.

                          COMMON STOCK PURCHASE WARRANT

         This certifies that, for value received, ____________ ("Warrantholder") is entitled to subscribe for and purchase from Centergistic Solutions, Inc., a California corporation ("Company"), ________________ shares of the Common Stock ("Warrant Stock"), prior to the Expiration Date (as such term is defined below), at the Exercise Price (as such term is defined below), subject to the terms and conditions stated herein. This Warrant is issued pursuant to that certain Note and Warrant Purchase Agreement (the "Agreement") dated as of_____________, 2003, by and among the Company and the persons listed on Schedule 1 thereto and is subject to and entitled to the benefits of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         1. Exercise Price. Subject to Section 5 hereof, the "Exercise Price" shall be equal to Three Dollars and Eighteen Cents ($3.18) per share.

         2.       Exercise of Warrant.

                  2.1      Manner of Exercise.

                           (a)      The rights represented by this Warrant may
be exercised in whole, but not in part, by the holder hereof by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Exhibit A to the Company at its principal executive office, or such other place as the Company shall designate in writing, at any time or times prior to the Expiration Date, accompanied by payment for the Warrant Stock so subscribed for in cash or certified bank or cashier's checks.

                           (b)      Notwithstanding the provisions of Section
2.1 (a) requiring payment by cash or check, the Warrantholder may elect to make payment of the Exercise Price, or any portion thereof, by delivering for cancellation securities of the Company (including the unexercised portion of this Warrant as provided below) outstanding prior to the exercise of this Warrant, with such securities to be credited toward the Exercise Price at the fair market value (as

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determined below) of the securities, in which event the certificates evidencing the securities delivered shall accompany the notice of exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer the same to the Company; provided, however, that such payment in securities instead of cash or check shall not be effective and shall be rejected by the Company if the Company is then prohibited by applicable law from purchasing or acquiring the tendered securities. With respect to use of the Warrant as the Exercise Price therefor, without any cash payment made by the Warrantholder, the Warrantholder shall receive the number of shares of Warrant Stock by net exercise, in lieu of shares for which exercise is otherwise made, as determined as follows:

                                   A = B(C-D)
                                       ------
                                         C

         Where,

         A = The net exercise number of shares of Warrant Stock to be issued to the Warrantholder.

         B = The number of shares of Warrant Stock otherwise desired by Warrantholder to be purchased by such exercise of this Warrant.

         C = The fair market value of one share of the Warrant Stock (at the date of such calculation), as determined in good faith by the Board of Directors of the Company.

         D = Exercise Price (as adjusted to the date of such calculation).

If the Company rejects the payment in securities because the Company is then prohibited by applicable law from purchasing or acquiring the tendered securities, the tendered notice of exercise shall not be effective hereunder unless promptly after being notified of such rejection the Warrantholder pays the purchase price in cash.

                  2.2 Exercise Period. This Warrant shall become exercisable at any time on and after the date hereof, provided that this Warrant must be exercised, if at all, before 5:00 p.m. Pacific Time on the date which is two (2) years from the date of the Agreement (the "Expiration Date").

         3. Representations and Warranties of Warrantholder. The Warrantholder by accepting this Warrant represents and warrants as follows:

                  3.1 Investment Representation. The Warrant is acquired for Warrantholder's own account for investment purposes and not with a view to any offering or distribution and Warrantholder has no present intention of selling or otherwise disposing of the Warrant or the underlying shares of Warrant Stock in violation of applicable securities laws. Upon exercise, Warrantholder will confirm, in respect of securities obtained upon such exercise, that Warrantholder is acquiring such securities for Warrantholder's own account and not with a view to any offering or distribution in violation of applicable securities laws. Warrantholder acknowledges that shares of Warrant Stock issued upon exercise of this Warrant have not been

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registered under the Act and are "restricted securities" as that term is defined in Rule 144 promulgated under the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Warrantholder further acknowledges that the certificate(s) representing the Warrant Stock issued upon exercise of this Warrant shall be endorsed with a legend similar to the legend set forth on this Warrant and all other legends, if any, required by applicable federal and state securities laws to be placed on the certificate(s).

                  3.2 Tax Matters. Warrantholder understands that the acceptance and exercise of this Warrant has implications under the Internal Revenue Code of 1986, as amended, and Warrantholder will consult its own tax counsel with respect thereto.

         4. Validity of Warrant Stock. The Company warrants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         5. Adjustments. The number of shares of Warrant Stock for which Warrantholder is entitled to subscribe and purchase from the Company pursuant to this Warrant and the Exercise Price for such shares shall be subject to adjustment from time to time only as follows:

                  5.1 Adjustments for Stock Splits and Combinations. If the Company at any time or from time to time after the date hereof effects a subdivision of the outstanding Warrant Stock, the number of shares of Warrant Stock for which Warrantholder is entitled to subscribe and purchase from the Company upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the date hereof combines the outstanding shares of Warrant Stock, the number of shares of Warrant Stock for which Warrantholder is entitled to subscribe and purchase from the Company shall be proportionately decreased and the Exercise Price then in effect immediately before the subdivision shall be proportionately increased. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  5.2 Adjustments for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Warrant Stock entitled to receive, a dividend or other distribution payable in additional shares of Warrant Stock, then and in each such event the number of shares of Warrant Stock for which Warrantholder is entitled to subscribe and purchase from the Company upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of shares of Warrant Stock for which Warrantholder is entitled to subscribe and purchase from the Company and the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Warrant Stock then issuable on exercise of this Warrant and the Exercise

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Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions.

                  5.3 Adjustment for Reclassification, Exchange and Substitution. If the Warrant Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, recapitalization or otherwise (other than a subdivision or combination of shares or stock dividend or a capital reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then and in any such event Warrantholder shall have the right thereafter to purchase the kind and amount of stock and other securities and property receivable upon such reclassification, recapitalization or other change, by holders of the number of shares of Warrant Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, recapitalization or change, all subject to further adjustment as provided herein. The Company or its successor shall promptly issue to Warrantholder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 including, without limitation, adjustments to the number of securities issuable upon exercise of the new Warrant. The provisions of this Section 5.3 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

                  5.4 Adjustment for Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization, or any merger or consolidation of the Company with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary liquidation, dissolution or winding up of the Company (any such transaction referred to herein as a "Reorganization") involving the Warrant Stock then, as a part of such Reorganization, provision shall be made so that Warrantholder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such Reorganization to which a holder of Warrant Stock deliverable upon exercise of this Warrant would have been entitled on such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of Warrantholder after such Reorganization to the end that the provisions of this Section 5 (including adjustments of the Exercise Price then in effect and number of shares of stock purchasable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

                  5.5 Notice of Adjustments. Upon any adjustments of the Exercise Price or the amount or kind of securities or other property issuable upon exercise of this Warrant, then and in each case the Company shall give written notice of such adjustment by first class mail, postage prepaid, addressed to the holder of this Warrant at his address registered on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the amount and kind of securities purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

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                  5.6      Notice of Record Date. In the event of (i) any taking
by the Company of a record of the holders of any class of Warrant Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital transaction that the Company proposes to effect requiring adjustments pursuant to this Section 5 ("Capital Transaction"), the Company shall mail to Warrantholder at least twenty (20) days prior to the date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such Capital Transaction is expected to become effective, and (3) the time, if any, that is to be fixed, as to when the holders of record of Warrant Stock shall be entitled to exchange their shares of Warrant Stock for securities or other property deliverable upon such Capital Transaction.

         6.       Transfer of Warrant.

                           (a)      This Warrant may not be assigned or
transferred without the prior written consent of the Company, which consent may be withheld for any reason in the sole and subjective discretion of the Company.

                           (b)      No transfer or assignment of this Warrant
shall be made without compliance with the legend set forth on the first page of this Warrant.

                           (c)      In order to effectuate any transfer of this
Warrant, or any rights or obligations hereunder, the current Warrantholder must execute an assignment in form and substance acceptable to Company, the proposed transferee must execute an acknowledgment and agreement in form and substance acceptable to Company, and the Warrantholder and proposed transferee shall execute all other documents, representations and warranties which Company may request. No proposed transfer shall have any effect unless and until Company gives its written consent to the proposed transfer and acknowledges that the proposed transferee has become the current Warrantholder and registered owner of this Warrant.

         7.       Miscellaneous Matters.

                           (a)      As used herein, the term "Warrant Stock"
shall mean the Company's presently authorized Common Stock and stock of any other class into which such presently authorized Warrant Stock may hereafter have been converted.

                           (b)      As used herein, the word "person" shall mean
an individual or entity.

                           (c)      This Warrant and the name and address of the
holder have been registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the owner of this Warrant for all purposes.

                           (d)      This Warrant shall not entitle the holder
hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares

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which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

                           (e)      This Warrant shall be governed by and
interpreted in accordance with the internal laws, and not the law of conflicts, of the State of California and applicable United States federal law, without giving effect to the conflicts of law provisions thereof.

                           (f)      All notices under this Warrant shall be
given as set forth in the Agreement.

                                    CENTERGISTIC SOLUTIONS, INC., a California corporation

                                    By: _____________________________________

                                    Name: ____________________________________

                                    Title: ___________________________________

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                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                                                                 ________, 200__

To: Centergistic Solutions, Inc.

         The undersigned, pursuant to the provisions set forth in Warrant No. 2003-______, hereby agrees to subscribe for and purchase______________shares of the Common Stock covered by such Warrant, and makes payment herewith in full for such Common Stock at the Exercise Price.

         The undersigned represents and warrants to you that the undersigned is acquiring the shares covered hereby for the undersigned's own account for investment purposes and not with a view to any offering or distribution in violation of applicable securities laws.

                                    Signature: ________________________________

                                    Printed Name: _____________________________

                                    Title: ____________________________________

                                    Address: __________________________________
                                             __________________________________
                                             __________________________________